UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 8, 2024

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 8, 2024, Scholar Rock Holding Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Jefferies LLC and Piper Sandler & Co., as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of an aggregate of (i) 10,265,488 shares (the “Firm Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price to the public of $28.25 per share and (ii) pre-funded warrants to purchase up to 353,983 shares of Common Stock (the “Pre-Funded Warrants”) at a price to the public of $28.2499 per warrant, which represents the per share public offering price for the Shares less the $0.0001 per share exercise price for each such Pre-Funded Warrant (the “Offering”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to 1,592,920 additional shares of Common Stock in an amount equal to 15% of the securities offered in the public offering (the “Option Shares” and together with the Firm Shares, the “Shares”).

The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, and were solely for the benefit of the parties to the Underwriting Agreement.

The aggregate net proceeds to the Company, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company, will be approximately $282.3 million. The Company may receive nominal proceeds, if any, from the exercise of the Pre-Funded Warrants. The Offering is expected to close on October 10, 2024, subject to customary closing conditions. All of the Shares and Pre-Funded Warrants in the Offering are being sold by the Company.

The Pre-funded Warrants are immediately exercisable, have an exercise price of $0.0001 and may be exercised at any time after the date of issuance. A holder of Pre-funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% (or, at the election of the purchaser, 4.99%, 14.99% or 19.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to such exercise. A holder of Pre-funded Warrants may increase or decrease this percentage not in excess of 19.99% by providing at least 61 days’ prior notice to the Company.

The Offering is being made pursuant to a prospectus supplement, dated October 8, 2024 (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (“SEC”) on October 9, 2024 and an accompanying base prospectus that forms a part of the registration statement on Form S-3ASR (File No. 333- 282530), filed with the SEC on October 7, 2024, which was effective upon filing with the SEC. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the Shares, the Option Shares or the Pre-Funded Warrants.

The foregoing description of the Underwriting Agreement and terms of the Pre-Funded Warrants do not purport to be a complete description of the rights and obligations of the parties thereunder, and are qualified in their entirety by reference to the full text of the Underwriting Agreement and Form of Pre-Funded Warrant that are filed as Exhibit 1.1 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

The legal opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the Shares and the Pre-Funded Warrants in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the Offering, the amount of proceeds expected from the Offering and the timing and certainty of completion of the Offering. The risks and uncertainties relating to the Company and the Offering include general market conditions, the Company’s ability to complete the Offering on favorable terms, or at all, as well as other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, its Current Reports on Form 8-K and the prospectus supplement dated October 8, 2024 relating to the Offering. These documents contain important factors that could cause actual results to differ from current expectations and from forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 8.01	Other Events.

On October 7, 2024, the Company issued a press release announcing the Offering. On October 8, 2024, the Company issued a press release announcing that it had priced the Offering. A copy of both press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Based on the Company's current plans, the Company believes its existing cash, cash equivalents and marketable securities, together with the net proceeds from the Offering, will be sufficient to fund its operations into the fourth quarter of 2026. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it expects.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 8, 2024
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)
99.1	Press Release dated October 7, 2024 announcing the Offering
99.2	Press Release dated October 8, 2024 announcing the pricing of the Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: October 10, 2024	By:	/s/ Junlin Ho
Junlin Ho
General Counsel and Corporate Secretary